Exhibit 99.1

Blue Ridge Bankshares, Inc. Announces the Signing of Definitive Purchase

Agreements for $150 Million in a Private Placement

Capital expected to allow the bank to reposition business lines, support organic growth and further enhance capital levels of the core community bank

Blue Ridge Bankshares, Inc. (the “Company” or “Blue Ridge”) (NYSE American: BRBS), the holding company of Blue Ridge Bank, National Association (“Blue Ridge Bank”) and BRB Financial Group, Inc. (“BRB Financial Group”), has entered into definitive securities purchase agreements to issue gross proceeds of $150,000,000 of Blue Ridge’s common stock (the “Private Placement”). The Private Placement is subject to customary closing conditions including required regulatory and shareholder approvals.

Blue Ridge intends to use the capital to help propel its near-term strategic initiatives, which include repositioning business lines, supporting organic growth and further enhancing the core community bank’s capital levels, including complying with the bank’s previously disclosed individual minimum capital ratios. President and CEO, G. William “Billy” Beale added, “We are delighted to welcome our new shareholders and additional investment from current shareholders. This transaction represents a significant step for our Virginia-based community bank to build a stronger platform for growth and shareholder value.”

The Private Placement

Pursuant to the agreements, the Company will issue 60 million new common shares at a price of $2.50 per share, and approximately 29.4 million warrants to purchase common stock of Blue Ridge with a strike price equal to $2.50 per share.

The Private Placement is being led by Kenneth R. Lehman, a private investor with many years of experience investing in banks, with participation from Castle Creek Capital Partners VIII L.P. (“Castle Creek”), other new and existing institutional investors, and Blue Ridge directors and officers.

Upon consummation of the Private Placement, Mr. Lehman will own approximately 25% of Blue Ridge’s pro forma outstanding common stock and Castle Creek will own approximately 12.5%. No new investors other than Mr. Lehman and Castle Creek will own in excess of 9.9% of the common equity of the pro forma Company.

Following the closing of the Private Placement, the Company, Mr. Lehman and Castle Creek plan to identify certain criticized assets and develop an Asset Resolution Plan. The Asset Resolution Plan will provide a work-out strategy for identified assets for subsequent disposition, work-out, upgrade, or other resolution.

Following the closing of the Private Placement, up to three new investor appointed representatives are expected to join the Board of Directors of Blue Ridge and Blue Ridge Bank.

Advisors on the Offering

Piper Sandler & Co. is acting as sole placement agent for the Private Placement. Williams Mullen is serving as legal counsel to the Company, and Troutman Pepper Hamilton Sanders, LLP is serving as legal counsel to the placement agent. Fenimore Kay Harrison LLP is serving as legal counsel to Mr. Lehman, and Sidley Austin LLP is serving as legal counsel to Castle Creek.

Forward-Looking Statements

This release of Blue Ridge Bankshares, Inc. contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on its expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements.

The following factors, among others, could cause the Company’s financial performance to differ materially from that expressed in such forward-looking statements: (i) the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; (ii) geopolitical conditions, including acts or threats of terrorism and/or military conflicts, or actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (iii) the residual effects of the COVID-19 pandemic on the Company and its customers, including impacts related to the macroeconomic environment, financial market conditions, consumer behavior and business practices; (iv) the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, and other catastrophic events; (v) the Company’s management of risks inherent in its loan portfolio, the credit quality of its borrowers, and the risk of a prolonged downturn in the real estate market, which could impair the value of the Company’s collateral and its ability to sell collateral upon any foreclosure; (vi) changes in consumer spending and savings habits; (vii) deposit out flows; (viii) technological and social media changes; (ix) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations; (x) changing bank regulatory conditions, policies or programs, whether arising as new legislation or regulatory initiatives, that could lead to restrictions on activities of banks generally, or Blue Ridge Bank, N.A. in particular, more restrictive regulatory capital requirements, increased costs, including deposit insurance premiums, regulation or prohibition of certain income producing activities or changes in the secondary market for loans and other products; (xi) the impact of changes in financial services policies, laws, and regulations, including laws, regulations and policies concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; (xii) the impact of, and the ability to comply with, the terms of the formal written agreement between Blue Ridge Bank and the Office of the Comptroller of the Currency (the “OCC”) and other regulatory directives and the imposition of additional regulatory restrictions or actions for any noncompliance; (xiii) the impact of changes in laws, regulations, and policies affecting the real estate industry; (xiv) the effect of changes in accounting policies and practices, as may be adopted from time to time by bank regulatory agencies, the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setting bodies; (xv) the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; (xvi) the willingness of users to substitute competitors’ products and services for the Company’s products and services; (xvii) the outcome of any legal proceedings that may be instituted against the Company; (xviii) reputational risk and potential adverse reactions of the Company’s customers, suppliers, employees, or other business partners; (xix) the ability to maintain adequate liquidity by retaining deposit customers and secondary funding sources, especially if the Company’s or industry’s reputation become damaged; (xx) maintaining capital levels adequate to support the Company’s business and to remain well-capitalized under regulatory standards; (xxi) the effects of acquisitions the Company may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such transactions; (xxii) changes in the level of the Company’s nonperforming assets and charge-offs; (xxiii) the Company’s involvement, from time to time, in legal proceedings and examination and remedial actions by regulators; (xxiv) adverse developments in the financial industry generally, such as recent bank failures, responsive measures to mitigate and manage such developments, related supervisory and regulatory actions and costs, and related impacts on customer and client behavior; (xxv) potential exposure to fraud, negligence, computer theft, and cyber-crime; (xxvi) the Company’s ability to pay dividends; (xxvii) the ability to manage the Company’s fintech relationships, including implementing enhanced controls and maintaining deposit levels and the quality of loans associated with these relationships; (xxviii) the Company’s involvement as a participating lender in the Paycheck Protection Program as administered through the U.S. Small Business Administration; (xxix) the Company’s ability to satisfy the conditions to closing of, and consummate, the Private Placement; and (xxx) other risks and factors identified in the “Risk Factors” and “Management’s Discussion and Results of Operations” sections and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, the Company’s Quarterly Report on Form 10-Q for the most recently ended fiscal quarter and in filings the Company makes from time to time with the SEC.

The foregoing factors should not be considered exhaustive and should be read together with other cautionary statements that are included in filings the Company makes from time to time with the SEC. Any one of these risks or factors could have a material adverse impact on the Company’s results of operations or financial condition, or cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, forward-looking information and statements contained in this release. Moreover, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on its forward-looking statements. Therefore, the Company cautions not to place undue reliance on its forward-looking information and statements, which speak only as of the date of this release. The Company does not undertake to, and will not, update or revise these forward-looking statements after the date hereof, whether as a result of new information, future events, or otherwise.

Important Information about the Transactions and Where to Find It

Blue Ridge intends to file a proxy statement with the SEC that will be sent to the shareholders of Blue Ridge seeking their approval of the transactions described herein. Security holders are urged to read the proxy statement when it becomes available (and any other relevant documents filed with the SEC in connection with the transactions described herein) because such documents will contain important information regarding Blue Ridge, the transactions, certain investors in the transactions, and related matters.

Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by Blue Ridge through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from G. William Beale, Blue Ridge Bankshares, Inc., 1807 Seminole Trail, Charlottesville, Virginia 22901, or by telephone at (540) 743-6521. Blue Ridge and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Blue Ridge. Information about the directors and executive officers of Blue Ridge and their ownership of Blue Ridge’s common stock is set forth in Blue Ridge’s proxy statement in connection with its 2023 annual meeting of shareholders, as previously filed with the SEC on April 28, 2023.

Certain investments discussed above involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933, as amended, and will be subject to the resale restrictions under that Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.